Exhibit 10.7

[EXECUTION COPY]

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2006 (this “Amendment”), is by and among SWITCH & DATA HOLDINGS, INC., a Delaware corporation (the “Borrower”), the financial institutions from time to time party to the Credit Agreement referred to below as Lenders, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for itself and the Lenders, CANADIAN IMPERIAL BANK OF COMMERCE and ROYAL BANK OF CANADA, as co-documentation agents (the “Co-Documentation Agents”), and CIT LENDING SERVICES CORPORATION and BNP PARIBAS, as co-syndication agents (the “Co-Syndication Agents”), amending certain provisions of the Third Amended and Restated Credit Agreement, dated as of October 13, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, the financial institutions party thereto from time to time as lenders (each individually a “Lender” and, collectively, the “Lenders”), the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents. Terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 5.1(iii) of the Credit Agreement, Borrower was required, but has yet, to deliver Fiscal Year end financials as provided therein, which has given rise to a Potential Event of Default (the “Specified Potential Event of Default”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to provide, among other things, revisions to the Consolidated Fixed Charge Coverage Ratio and Consolidated Interest Coverage Ratio covenants set forth on Schedule 6.6 to the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement to reset certain of the Consolidated Fixed Charge Coverage Ratio and Consolidated Interest Coverage Ratio levels as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Amendment to the Credit Agreement.

Schedule 6.6 of the Credit Agreement is hereby amended by deleting such Schedule 6.6 in its entirety and substituting in lieu thereof Schedule 6.6 attached hereto as Exhibit A.

§2. Conditions Precedent. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a) Each of the Borrower, the Lenders and the Administrative Agent shall have duly executed and delivered a counterpart signature page to this Amendment to the Administrative Agent;

(b) Each of the Guarantors shall have duly executed and delivered a counterpart signature page to the Ratification of Guaranty attached to this Amendment to the Administrative Agent;

(c) The Borrower shall pay in cash to the Administrative Agent, for the pro rata accounts of the Lenders executing and delivering a signature page to this Amendment, an amendment fee in an amount equal to one-eighth of one percent (0.125%) of the Commitments of such Lenders; and

(d) The Borrower shall have paid all unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrower.

§3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Credit Agreement and the other Loan Documents or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement, the Loan Documents or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

(d) Enforceability of Obligations. This Amendment, the Credit Agreement as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Potential Event of Default or Event of Default has occurred and is continuing, and no Potential Event of Default or Event of Default will exist after execution and delivery of this Amendment, other than the Specified Potential Event of Default.

§4. Ratification of Existing Agreements. The Borrower agrees that the Obligations are, except as otherwise expressly modified in this Amendment upon the terms set forth herein, ratified and confirmed in all respects. In addition, by the execution of this Amendment, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such Obligations.

§5. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Administrative Agent or the Lenders to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents.

§6. Release. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower acknowledges and agrees that: (i) the Borrower does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agent); (ii) the Borrower does not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Borrower’s obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower. The Borrower wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s and the Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, the Borrower unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§8. Expenses. Pursuant to §9.2 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrower whether or not the transactions contemplated by this Amendment are consummated.

§9. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAWS AND CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment shall be a “Loan Document” under and as defined in the Credit Agreement.

§10. Consent to Jurisdiction and Service of Process. All judicial proceedings brought against any party hereto arising out of or relating to this Amendment or any other Loan Document, or any obligations thereunder, may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Amendment, each party irrevocably:

(i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts;

(ii) waives any defense of forum non conveniens;

(iii) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to its address provided in accordance with Section 9.8 of the Credit Agreement or an Assignment Agreement;

(iv) with respect to the Borrower, agrees that service as provided in clause (iii) above is sufficient to confer personal jurisdiction over the Borrower in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect;

(v) with respect to the Borrower, agrees that Lenders retain the right to serve process in any other manner permitted by law or to bring proceedings against the Borrower in the courts of any other jurisdiction; and

(vi) agrees that the provisions of this Section 10 relating to jurisdiction and venue shall be binding and enforceable to the fullest extent permissible under New York General Obligations Law Section 5-1402 or otherwise.

§11. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS

AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Amendment, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

Borrower:

SWITCH & DATA HOLDINGS, INC.

By:	/s/ George Pollock, Jr.
Name: George Pollock, Jr.
Title: Senior Vice President and Treasurer

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Administrative Agent and Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

By:	/s/ Mark B. Cohen
Name: Mark B. Cohen
Title: Managing Director

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Co-Syndication Agent and Lender:

CIT LENDING SERVICES CORPORATION

By:	/s/ Joseph Junda
Name: Joseph Junda
Title: Vice President

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Co-Syndication Agent and Lender:

BNP PARIBAS

By:	/s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

By:	/s/ Gregg Bonardi
Name: Gregg Bonardi
Title: Director Media & Telecom Finance

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Co-Documentation Agent and Lender:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ E. Lindsay Gordon
Name:	E. Lindsay Gordon
Title:	Canadian Imperial Bank of Commerce Authorized Signatory

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Co-Documentation Agent and Lender

ROYAL BANK OF CANADA

By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-In-Fact

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders:

A3 FUNDING LP
By:	A3 Fund Management LLC, its General Partner

By:	/s/ Alexander J. Ornstein
Name: Alexander J. Ornstein
Title: Vice President

Lenders:

A4 FUNDING LP
By:	A4 Fund Management, Inc., its General Partner

By:	/s/ Alexander J. Ornstein
Name: Alexander J. Ornstein
Title: Vice President

Lenders:

ABLECO FINANCE LLC

By:	/s/ Alexander J. Ornstein
Name: Alexander J. Ornstein
Title: Vice President

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders: AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ David C. Moriniere
	Name:	David C. Moriniere
	Title:	Vice President

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders:

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

By: Babson Capital Management LLC as Collaterol Manager

By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Associate Director

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders: FriedbergMilstein Private Capital Fund I

By:	/s/ Eric A. Green
	Name:	Eric A. Green
	Title:	Senior Partner

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders:

GSC PARTNERS CDO FUND II, LIMITED By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

GSC PARTNERS CDO FUND III, LIMITED By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

GSC PARTNERS CDO FUND IV, LIMITED By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

GSC PARTNERS CDO FUND VII, LIMITED By: GSCP (NJ), L.P., as Collateral Manager

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory GSC Partners

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders: TRS THEBE LLC

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Lenders: WB Loan Funding 3, LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

Guarantors:

SWITCH & DATA FACILITIES COMPANY, INC.

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

SWITCH AND DATA ENTERPRISES, INC.

SWITCH AND DATA MANAGEMENT COMPANY LLC

SWITCH AND DATA OPERATING COMPANY LLC

SWITCH & DATA FACILITIES COMPANY LLC

SWITCH AND DATA COMMUNICATIONS LLC

SWITCH AND DATA FL SEVEN LLC

SWITCH AND DATA IL FIVE LLC

SDOC ACQUISITION, INC. (formerly known as Telx Acquisition, Inc.)

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Guarantors:

SWITCH AND DATA CA NINE LLC

SWITCH AND DATA GA THREE LLC

SWITCH AND DATA IL FOUR LLC

SWITCH AND DATA NY FOUR LLC

SWITCH AND DATA NY FIVE LLC

SWITCH & DATA/NY FACILITIES COMPANY LLC

SWITCH AND DATA PA THREE LLC

SWITCH AND DATA PA FOUR LLC

SWITCH AND DATA DALLAS HOLDINGS I LLC

SWITCH AND DATA DALLAS HOLDINGS II LLC

SWITCH AND DATA VA FOUR LLC

SWITCH AND DATA WA THREE LLC

By: Switch and Data Operating Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

Guarantors:

SWITCH & DATA AZ ONE LLC

SWITCH & DATA CA ONE LLC

SWITCH & DATA CA TWO LLC

SWITCH & DATA CO ONE LLC

SWITCH & DATA FL ONE LLC

SWITCH & DATA FL TWO LLC

SWITCH & DATA FL FOUR LLC

SWITCH & DATA GA ONE LLC

SWITCH & DATA IL ONE LLC

SWITCH & DATA IN ONE LLC

SWITCH & DATA LA ONE LLC

SWITCH & DATA MA ONE LLC

SWITCH & DATA MI ONE LLC

SWITCH & DATA MO ONE LLC

SWITCH & DATA MO TWO LLC

SWITCH & DATA NY ONE LLC

SWITCH & DATA OH ONE LLC

SWITCH & DATA PA TWO LLC

SWITCH & DATA TN TWO LLC

SWITCH & DATA TX ONE LLC

SWITCH & DATA VA ONE LLC

SWITCH & DATA VA TWO LLC

SWITCH & DATA WA ONE LLC

By: Switch & Data Facilities Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

SWITCH AND DATA TX FIVE LP

By: Switch and Data Dallas Holdings I LLC, as General Partner

By: Switch and Data Operating Company LLC, as Manager

By:	/s/ George A. Pollock, Jr.
George A. Pollock, Jr.
Treasurer

***Signature Page to First Amendment to Third Amended and Restated Credit Agreement***

EXHIBIT A

SCHEDULE 6.6

FINANCIAL COVENANTS

A.	Consolidated Leverage Ratio. As of the last day of each Fiscal Quarter set forth below, the Consolidated Leverage Ratio shall not exceed the ratios set forth below:

Fiscal Quarter Ending	Ratio
December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, and March 31, 2007	4.50 to 1.00

June 30, 2007	4.25 to 1.00

September 30, 2007	4.00 to 1.00

December 31, 2007	3.75 to 1.00

March 31, 2008	3.50 to 1.00

June 30, 2008	3.25 to 1.00

September 30, 2008, and December 31, 2008	3.00 to 1.00

March 31, 2009	2.75 to 1.00

June 30, 2009 and thereafter	2.50 to 1.00

B.	First Lien Consolidated Leverage Ratio. As of the last day of each Fiscal Quarter set forth below, the First Lien Consolidated Leverage Ratio shall not exceed the ratios set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, and March 31, 2007	3.25 to 1.00

June 30, 2007	3.00 to 1.00

September 30, 2007	2.75 to 1.00

December 31, 2007 and March 31, 2008	2.50 to 1.00

June 30, 2008 and September 30, 2008	2.25 to 1.00

December 31, 2008 and thereafter	2.00 to 1.00

C.	Consolidated Interest Coverage Ratio. As of the last day of each Fiscal Quarter, Consolidated Interest Coverage Ratio shall not be less than the ratios set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
December 31, 2005 and March 31, 2006	2.50 to 1.00

June 30, 2006, and September 30, 2006	2.40 to 1.00

December 31, 2006	2.30 to 1.00

March 31, 2007 and June 30, 2007	2.40 to 1.00

September 30, 2007	2.50 to 1.00

December 31, 2007 and March 31, 2008	2.75 to 1.00

June 30, 2008 and thereafter	3.00 to 1.00

D.	Consolidated Fixed Charge Coverage Ratio. As of the last day of each Fiscal Quarter set forth below, the Consolidated Fixed Charge Coverage Ratio shall not be less than the ratio set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
December 31, 2005	1.00 to 1.00

March 31, 2006, June 30, 2006, and September 30, 2006	0.90 to 1.00

December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008 June 30, 2008 and September 30, 2008	1.00 to 1.00

December 31, 2008 and March 31, 2009	1.25 to 1.00

June 30, 2009 and thereafter	1.50 to 1.00